Exhibit 99.1

Belden Announces Cash Tender Offers for Any and All of the Outstanding Senior Subordinated Notes Listed Below:

Title of Security	Common Code / CUSIP Numbers	ISIN Numbers
5.5% Senior Subordinated Notes due 2023	090327224 090326937	XS0903272242 XS0903269370

5.25% Senior Subordinated Notes due 2024	077454AG1 U07461AD5	US077454AG19 USU07461AD54

March 6, 2018

ST. LOUIS – (BUSINESS WIRE) – Belden Inc. (NYSE: BDC) (“Belden”) today announced that it has commenced separate cash tender offers (each, a “Tender Offer” and collectively, the “Tender Offers”) to purchase any and all of its outstanding (i) 5.5% senior subordinated notes due 2023 (the “2023 Notes”) and (ii) 5.25% senior subordinated notes due 2024 (“2024 Notes” and together with the 2023 Notes, the “Notes”). As of March 2, 2018, there was €200 million aggregate principal amount of the 2023 Notes outstanding and $200 million aggregate principal amount of the 2024 Notes outstanding. The Tender Offers are being made pursuant to an offer to purchase, dated today, and a related notice of guaranteed delivery. The Tender Offers will expire at 5:00 p.m., New York City Time, on March 12, 2018, unless extended or earlier terminated (the “Expiration Time”). Tendered Notes may be withdrawn at any time before the Expiration Time.

Holders that validly tender their Notes prior to the Expiration Time, or who deliver to the applicable information and tender agent a properly completed and duly executed notice of guaranteed delivery and subsequently deliver such Notes, each in accordance with the instructions described in the offer to purchase, will receive total cash consideration of €1,032.50 per €1,000 principal amount of 2023 Notes or $1,059.00 per $1,000 principal amount of 2024 Notes, plus any accrued and unpaid interest to, but not including, the settlement date, which is expected to be March 14, 2018, subject to satisfaction of the conditions to the Tender Offers.

The Tender Offers are conditioned upon, among other things, Belden’s successful completion of a proposed issuance (the “Notes Offering”) of debt securities in an aggregate principal amount of at least €350 million on terms satisfactory to Belden (the “Financing Condition”). The Tender Offers are not conditioned on any minimum amount of Notes being tendered. Subject to applicable law, Belden may amend, extend or terminate either Offer, and may waive conditions to either Offer, in each case in its sole discretion. Belden intends to exercise its right to optionally redeem on or about April 5, 2018 any Notes not validly tendered and purchased in the Tender Offers, pursuant to the terms of the applicable Indenture relating to the Notes, conditioned upon and subject to satisfaction of the Financing Condition.

Any questions regarding procedures for tendering Notes or requests for additional copies of the Offer to Purchase and the Notice of Guaranteed Delivery should be directed to D.F. King & Co., Inc. (the “2024 Information and Tender Agent”) or D.F. King Ltd. (the “2023 Information and Tender Agent” and, together with the 2024 Information and Tender Agent, the “Information and Tender Agents”), as applicable.

Copies of the Offer to Purchase and the Notice of Guaranteed Delivery are also available at the following web address: https://sites.dfkingltd.com/belden.

The Information and Tender Agents for the Tender Offers are:

D.F. KING & CO., INC.

(in relation to the 2024 Notes)

By Mail, Hand or Overnight Delivery: 48 Wall Street, 22nd Floor New York, NY 10005 Attention: Andrew Beck

By Telephone, Facsimile and Email:

By Facsimile: (212) 709-3328

By Telephone: (212) 269-5552

Banks and Brokers Call: (212) 269-5550

Call Toll-Free: (888) 628-9011

Email: belden@dfkingltd.com

Website: https://sites.dfkingltd.com/belden

D.F. KING LTD.

(in relation to the 2023 Notes)

In London: 25 Wood Street London EC2V 7AN United Kingdom By telephone: +44 20 7920 9700	In Hong Kong: 601, 16/F, Central Tower 28 Queen’s Road Central Hong Kong Telephone: +852 3953 7230

E-mail: belden@dfkingltd.com

Website: https://sites.dfkingltd.com/belden

Any questions regarding the terms of the Tender Offers should be directed to Deutsche Bank

Dealer Manager:

Deutsche Bank

United States: 60 Wall Street, 2nd Floor New York, New York 10005 Attention: Liability Management Group (855) 287-1922 (Call U.S. Toll-Free) (212) 250-7527 (Call Collect)	London: Winchester House 1 Great Winchester Street London EC2N 2DB United Kingdom Attention: Liability Management Group Tel: +44 (0) 20754 58011

This news release does not constitute an offer to purchase or the solicitation of an offer to sell the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

About Belden

Belden delivers a comprehensive product portfolio designed to meet the mission-critical network infrastructure needs of industrial, enterprise and broadcast markets. With innovative solutions targeted at reliable and secure transmission of rapidly growing amounts of data, audio and video needed for today’s applications, Belden is at the center of the global transformation to a connected world. Founded in 1902, the company is headquartered in St. Louis and has manufacturing capabilities in North and South America, Europe and Asia.

Forward Looking Statements

This press release includes “forward-looking statements.” All statements other than statements of historical facts included herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although Belden believes that the expectations reflected in the forward-looking statements are reasonable, Belden can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance and other factors, as discussed in filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including Belden’s Annual Report on Form 10-K for the year ended December 31, 2017. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” Belden does not undertake any duty to update any forward-looking statement except as required by law.

Source: Belden Inc.

Belden Investor Relations

314-854-8054

Investor.Relations@Belden.com

Tender Offers and Distribution Restrictions

The distribution of this announcement and the offer to purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement and the offer to purchase come are required by Belden, the Dealer Managers and the Information and Tender Agents to inform themselves about, and to observe, any such restrictions.

Italy

None of this announcement, the offer to purchase or any other documents or materials relating to the Tender Offers has been submitted to the clearance procedures of the Commissione Nazionale per le Società e la Borsa (“CONSOB”) pursuant to Italian laws and regulations. The Tender Offers are being carried out in the Republic of Italy (“Italy”) as an exempted offer pursuant to article 101-bis, paragraph 3-bis of the Legislative Decree No. 58 of 24 February 1998, as amended (the “Financial Services Act”) and article 35-bis, paragraph 4, of CONSOB Regulation No. 11971 of 14 May 1999. Holders or beneficial owners of the Notes may tender their Notes in the Tender Offers through authorized persons (such as investment firms, banks or financial intermediaries permitted to conduct such activities in Italy in accordance with the Financial Services Act, CONSOB Regulation No. 16190 of 29 October 2007, as amended from time to time, and Legislative Decree No. 385 of 1 September 1993, as amended) and in compliance with applicable laws and regulations or with requirements imposed by CONSOB or any other Italian authority.

Belgium

None of this announcement, the offer to purchase or any other documents or materials relating to the Tender Offers have been submitted to or will be submitted for approval or recognition to the Financial Services and Markets Authority (Autorité des services et marchés financiers / Autoriteit voor financiële diensten en markten) and, accordingly, the Tender Offer may not be made in Belgium by way of a public offering, as defined in Articles 3, §1, 1° and 6 of the Belgian Law of 1 April 2007 on public takeover bids (the “Belgian Takeover Law”) as amended or replaced from time to time.

Accordingly, the Tender Offers may not be advertised and the Tender Offers will not be extended, and none of this announcement, the offer to purchase or any other documents or materials relating to the Tender Offers (including any memorandum, information circular, brochure or any similar documents) has been or shall be distributed or made available, directly or indirectly, to any person in Belgium other than (i) to “qualified investors” (as referred to in Article 6, §3 of the Belgian Takeover Law and as defined in Article 10 of the Belgian law of 16 June 2006 on the public offer of placement instruments and the admission to trading of placement instruments on regulated markets), acting on their own account; or (ii) in other circumstances that do not constitute a public offering as defined in the Belgian Takeover Law.

Spain

Neither this announcement nor the offer to purchase or any other documents or materials relating to the Tender Offers have been or will be submitted for approval of or recognition by the Spanish Securities Market Commission (Comisión Nacional del Mercado de Valores) as the Tender Offers are not subject to such approval or recognition given that they are not being made in the Kingdom of Spain by way of a public offering, as such term is defined and construed in Chapter I of Title III of the Spanish Securities Market Act (Ley 24/1988, de 28 de julio, del Mercado de Valores), as amended by Royal Decree Law 5/2005, of 11 March, and related legislation.

France

The Tender Offers are not being made, directly or indirectly, to the public in France. Neither this announcement, nor the offer to purchase nor any other documents or offering materials relating to the Tender Offers have been or shall be distributed to the public in France and only (i) providers of investment services relating to portfolio management for the account of third parties (personnes fournissant le service d ‘investissement de gestion de portefeuille pour compte de tiers) and/or (ii) qualified investors (investisseurs qualifies), all as defined in, and in accordance with, Articles L.411-1, L.411-2 and D.411-1 of the French Code monetaire et financier, are eligible to participate in the Tender Offers. The offer to purchase has not been submitted to the clearance procedures (visa) of the Autorite des marches financiers.

Switzerland

Neither this announcement, nor the offer to purchase nor any other offering or marketing material relating to the Notes constitutes a prospectus as such term is understood pursuant to article 652a or article 1156 of the Swiss Federal Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Accordingly, the investor protection rules otherwise applicable to investors in Switzerland do not apply to the Tender Offers. When in doubt, investors based in Switzerland are recommended to contact their legal, financial or tax adviser with respect to the Tender Offers.

Luxembourg

The terms and conditions relating to this announcement and the Tender Offers have not been approved by and will not be submitted for approval to the Luxembourg Financial Services Authority (Commission de Surveillance du Secteur Financier) for purposes of public offering in the Grand Duchy of Luxembourg (“Luxembourg”). Accordingly, the Tender Offers may not be made to the public in Luxembourg, directly or indirectly, and none of this announcement nor the offer to purchase or any other prospectus, form of application, advertisement or other material may be distributed, or otherwise made available in or from, or published in, Luxembourg except in circumstances which do not constitute a public offer of securities to the public, subject to prospectus requirements, in accordance with the Luxembourg Act of 10 July 2005 on prospectuses for securities.

The Netherlands

The Tender Offers are not being made, directly or indirectly, to the public in The Netherlands. Neither this announcement nor the offer to purchase nor any other document or material relating to the Tender Offers has been or shall be distributed to the public in The Netherlands and only legal entities which are qualified investors (as defined in the Prospectus Directive and which includes authorized discretionary asset managers acting for the account of retail investors under a discretionary investment management contract) in the Netherlands are eligible to participate in the Tender Offers.

United Kingdom

The communication of this announcement, the offer to purchase and any other documents or materials relating to the Tender Offers are not being made and such documents and/or materials have not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to those persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or persons who are within Article 43 of the Financial Promotion Order or any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order.

Ireland

This announcement, the offer to purchase and any other documents or materials relating to the Tender Offers must not be distributed, and no tender, offer, sale, repurchase or replacement of any Notes or securities under or in connection with such Tender Offers may be effected, except in conformity with the provision of Irish laws and regulations including (i) the Companies Acts 1963 to 2012 of Ireland, (ii) the Prospectus (Directive 2003/71 EC) Regulations 2012 of Ireland, (iii) The European Communities (Markets in Financial Instruments) Regulations 2007 (as amended) of Ireland and (iv) the Markets Abuse (Directive 2003/6/EC) Regulations of Ireland (as amended).

This announcement, the offer to purchase and any documents or materials relating to the Tender Offers must not be distributed other than in conforming with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 (Nos 1 to 3) of Ireland (as amended) and the Market Abuse (Directive) 2003/6/EU Regulations 2005 of Ireland (as amended), any rules, codes of conduct or code of practice issued thereunder, and any rules issued under Section 34 of the Investments, Funds, Companies & Miscellaneous Provisions Act 2005 of Ireland by the Central Bank of Ireland.

General

This announcement, the offer to purchase and any related documents do not constitute an offer to buy or the solicitation of an offer to sell Notes in any circumstances in which such offer or solicitation is unlawful. In those jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer, and the Dealer Managers or any of their affiliates is such a licensed broker or dealer in such jurisdictions, the Tender Offers shall be deemed to be made by the Dealer Managers or such affiliate (as the case may be) on behalf of Belden in such jurisdictions.

DISCLAIMER

This announcement must be read in conjunction with the offer to purchase. This announcement and the offer to purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offers. If any holder is in any doubt as to the action it should take or is unsure of the impact of the implementation of the Tender Offers, it is recommended to seek its own financial and legal advice, including as to any tax consequences, immediately from its stockbroker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to tender its Notes in the Tender Offers. None of the Belden, the Information and Tender Agents, the Dealer Managers or Deutsche Trustee Company Limited and U.S. Bank National Association, as trustees with respect to the Notes, makes any recommendation whether a holder of Notes should tender such Notes in the Tender Offers.

Any deadlines set by any intermediary or clearing system may be earlier than the deadlines specified in the offer to purchase.